      As filed with the Securities and Exchange Commission on May 29, 1997
                                                  Registration No. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             REGISTRATION STATEMENT

                                  on Form S-3
                                     Under

                           THE SECURITIES ACT OF 1933

                            -----------------------

                                DBT ONLINE, INC.
             (Exact name of registrant as specified in its charter)

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

Pennsylvania                                     6794                               85-0439411
(State or other jurisdiction           (Primary Standard Industrial               (I.R.S. Employer
incorporation or organization)           Classification Code No.)                Identification No.)

                       5550 West Flamingo Road, Suite B-5
                              Las Vegas, NV 89103
                                 (702) 257-1112
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            -----------------------

                                  FRANK BORMAN
                             Chairman of the Board
                       5550 West Flamingo Road, Suite B-5
                              Las Vegas, NV 89103
                                 (702) 257-1112
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                            -----------------------

                        Copies of all communications to:

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

   JAMES W. McKENZIE, JR.                  TIMOTHY M. LEONARD                     MORTON A. PIERCE
 Morgan, Lewis & Bockius LLP                DBT Online, Inc.                      Dewey Ballantine
    2000 One Logan Square             100 E. Sample Road, Suite 200          1301 Avenue of the Americas
 Philadelphia, PA 19103-6993             Pompano Beach, FL 33064               New York, NY 10019-6092
       (215) 963-5000                        (954) 781-5221                         (212) 259-8000
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         Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-24613

         If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

        If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

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

============================================================================================================
                                                         Proposed           Proposed
                                                          maximum            maximum
Title of each class of securities     Amount to be     offering price       aggregate       Amount of
       to be registered               registered(1)      per unit(2)    offering price(2)  registration fee
------------------------------------------------------------------------------------------------------------
Common Stock, $.10 par value.........  345,000             $41.25         $14,231,250       $4,312.50
============================================================================================================

(1) Includes 45,000 shares which the Underwriters will have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

                            -----------------------

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such
Section 8(a), may determine.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The contents of the Registration Statement on Form S-3 filed by DBT Online, Inc. (the "Company") with the Securities and Exchange Commission (File No. 333-24613) pursuant to the Securities Act of 1933, as amended, are incorporated by reference into this Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                                    EXHIBITS

Exhibits.

          All exhibits filed with or incorporated by reference in Registration Statement No. 333-24613 are incorporated by reference into, and shall be deemed a part of this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein from Registration Statement No. 333-24613. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference.

Exhibit

Number            Description

5*                Opinion of Morgan, Lewis & Bockius LLP

23.1*             Consent of Deloitte & Touche LLP

23.2*             Consent of Ahearn, Jasco + Company P.A.

23.3*             Consent of Ernst & Young LLP

24.1              Power of Attorney (Exhibit 24.1)(1)

-------------------------
 *        Filed herewith

(1) Included on signature pages to Registration Statement on Form S-3 (File No. 333-24613) filed with the Commission on April 4, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement pursuant to Rule 462(b) to be signed on its behalf by the undersigned, thereunto duly authorized, in Pompano Beach, Florida on May 29, 1997.

                                      DBT ONLINE, INC.

                                      By:  /s/ Timothy M. Leonard
                                          -----------------------------
                                          Timothy M. Leonard
                                          Vice President, Finance, Treasurer
                                          and Chief Financial Officer

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement pursuant to Rule 462(b) has been signed below by the following persons in the capacities and on the dates indicated.

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
                Name                       Capacity                              Date
                ----                       --------                              ----
            *                     Chairman of the Board of
-----------------------------     Directors                                   May 29, 1997
Frank Borman

            *                     President, Chief Executive
-----------------------------     Officer and Director                        May 29, 1997
Hank E. Asher

            *                     Chief Operating Officer and
-----------------------------     Director                                    May 29, 1997
Thomas L. Simpson

            *                     Director                                    May 29, 1997
-----------------------------
Charles A. Asher

            *                     Director                                    May 29, 1997
-----------------------------
Gary E. Erlbaum

            *                     Director                                    May 29, 1997
-----------------------------
Jack Hight

            *                     Director                                    May 29, 1997
-----------------------------
Kenneth G. Langone

            *                     Director                                    May 29, 1997
-----------------------------
Sari Zalcberg


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
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



/s/ Timothy M. Leonard            Vice President, Finance,                    May 29, 1997
-----------------------------     Treasurer and Chief
Timothy M. Leonard                Financial Officer

           *                      Director                                    May 29, 1997
----------------------------
Eugene L. Step


* By: /s/ Timothy M. Leonard                                                  May 29, 1997
----------------------------
          Timothy M. Leonard
          Attorney in Fact

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